EXHIBIT 4.54

Trademark License Agreement

This Trademark License Agreement (hereinafter referred to as the “Agreement”) is concluded and signed on October 14, 2014 between and by the following parties:

Shanda Computer (Shanghai) Co. Ltd., is a company established and exists in accordance with laws of the People’s Republic of China, with its registered domicile being Room 712-A, No. 625, Zhangjiang Road, Shanghai, China.

Shanghai Shanda Networking Co., Ltd., is a company established and exists in accordance with laws of the People’s Republic of China, with its registered domicile being Room 712-A, No. 625, Zhangjiang Road, Shanghai, China.

Shengqu Information Technology (Shanghai) Co., Ltd., is a company established and exists in accordance with laws of the People’s Republic of China, with its registered domicile being Building 1, No. 690, Bibo Road, Pudong New Area, Shanghai, China.

Shanghai Shengzhan Networking Technology Co., Ltd., is a company established and exists in accordance with laws of the People’s Republic of China, with its registered domicile being located in Building 1, No. 690, Bibo Road, Pudong New Area, Shanghai, China.

In this Agreement, Shanda Computer (Shanghai) Co. Ltd is abbreviated as “Shanda Computer”, Shanghai Shanda Networking Co., Ltd. is abbreviated as “Shanda Networking”, Shengqu Information Technology (Shanghai) Co., Ltd. is abbreviated as “Shengqu”, Shanghai Shengzhan Networking Technology Co., Ltd. is abbreviated as “Shengzhan”. Shanda Computer, Shanda Networking, Shengqu or Shengzhan is referred to as “the Party” respectively, and collectively referred to as “the Parties”.

Whereas:

(1)	Shanda Computer and Shanda Networking signed Trademark License Agreement (hereinafter referred to as “2011 License Agreement”) with Shengqu on January 1, 2011, and in accordance with the 2011 License Agreement, Shanda Computer and Shanda Networking permit Shengqu to use the licensed trademark listed in Appendix 1 of the 2011 License Agreement, and signed Supplementary Agreement of Trademark License Agreement on October 14, 2014 (hereinafter referred to as the “Supplementary Agreement of the 2011 License Agreement”). In accordance with the Supplementary Agreement of the 2011 License Agreement, the parties agree to terminate the trademark license under the 2011 License Agreement, and such termination shall come into force upon the effectiveness date agreed by the parties;

(2)	Shanda Computer signed Trademark License Agreement (hereinafter referred to as the “2013 License Agreement”) with Shengzhan on July 28, 2013, and in accordance with the 2013 License Agreement, Shanda Computer permits Shengzhan to use the licensed trademark listed in Appendix 1 of the 2013 License Agreement, and signed Supplementary Agreement of Trademark License Agreement on October 14, 2014 (hereinafter referred to as “the Supplementary Agreement of 2013 License Agreement”). In accordance with the Supplementary Agreement of the 2013 License Agreement, the parties agree to terminate the trademark license under the 2013 License Agreement, and such termination shall come into force upon the effectiveness date agreed by the parties;

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(3)	Shanda Computer is currently transferring some trademarks of which it has registration rights (the specific trademarks are listed in Appendix 1 of the agreement, hereinafter referred to as “trademarks to be transferred”) to Shanda Networking, and has submitted to the competent trademark authority a transfer application for such trademarks to be transferred. After the transfer of the trademarks to be transferred is approved and announced by the competent trademark authority, Shanda Networking shall become the owner of the trademarks to be transferred.

Therefore, on the principle of mutual benefit, and through friendly consultation, the parties hereby reach the following agreement regarding transferring the licensed use of the trademark:

1.	Parties hereby agree after the trademark transfer involved under 2011 License Agreement is completed (that is, trademark administration has approved and announced such trademark), Shanda Networking shall continue to permit Shengqu to use the relevant transferred trademarks in accordance with terms and conditions of the 2011 License Agreement and the Supplementary Agreement of the 2011 License Agreement.

2.	The parties hereby agree after the transfer of the trademarks to be transferred under the 2013 License Agreement is completed (that is, the competent trademark authority has approved and announced such transfer), the license of the trademark under the 2013 License Agreement shall be terminated. Shanda Networking shall permit Shengzhan to use the relevant transferred trademarks in accordance with the terms and conditions of the 2013 License Agreement and the Supplementary Agreement of the 2013 License Agreement.

3.	The parties confirm the fact that the transfer of any trademark to be transferred is not approved and announced by the competent trademark authority does not influence transferees to permit Shengqu or Shengzhan (as the case maybe) to use approved and announced transferred trademarks in accordance with the terms and conditions of the agreement, the 2011 License Agreement, the Supplementary Agreement of the 2011 License Agreement, the 2013 License Agreement and the Supplementary Agreement of the 2013 License Agreement.

4.	The agreement includes each obligation and understanding among the parties on the subject matter of the supplementary agreement, integrating all consultations, talks and agreements (if there is any) among the parties before, and except as expressly stipulated or mentioned in the agreement, any party shall not be bound by any other statement, guarantee, covenant or other understanding.

5.	If any one or more stipulations included in the agreement are declared to be invalid, law-violating or unenforceable in accordance with the stipulations of laws or policy, other articles of the agreement shall continue to keep completely effective.

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6.	Except as otherwise stipulated by the agreement, unless expressly approved in writing by other party, any party shall not transfer to any other person any right and obligation under the agreement.

7.	The agreement can be in quadruplicate or above copies, each copy shall be deemed as original and all copies together constitute the formal document.

8.	The agreement shall come into force upon company seals of the parties.

9.	Where the 2011 License Agreement, the Supplementary Agreement of the 2011 License Agreement, the 2013 License Agreement and the Supplementary Agreement of the 2013 License Agreement are inconsistent with the agreement, the agreement shall prevail. For the matters not covered herein, the parties shall execute in accordance with articles of the 2011 License Agreement, the 2013 License Agreement and their respective supplementary agreements.

10.	Any further change of the license agreement and this agreement shall all be made in writing and shall have binding force on the parties only upon company seals by the parties.

11.	All disputes among the parties arising out of the agreement or relating to the agreement shall be settled through friendly negotiation by the parties. If such settlement cannot be reached through friendly negotiations by the parties, any party can submit such dispute to Shanghai Arbitration Commission, which shall conduct arbitration in accordance with the arbitration rules thereof then in force.

[The remainder of this page is intentionally left blank; please find the signature page herewith attached]

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[Signature Page]

Shanda Computer (Shanghai) Co. Ltd.

/s/ (stamp)

Shanghai Shanda Networking Co., Ltd.

/s/ (stamp)

Shengqu Information Technology (Shanghai) Co., Ltd.

/s/ (stamp)

Shanghai Shengzhan Networking Technology Co., Ltd.

/s/ (stamp)

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Appendix 1

A List of Trademarks to be Transferred

Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
1	9	8968932	盛大游戏	2010-12-20	2013-08-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, game machine connected to external display screen or monitor, recreational device, cartoon and disc connected to external display screen or monitor

2	42	8963392	盛大游戏	2010-12-17	2014-03-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, painting, calligraphy and engraving art design, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, and provision of Internet search engine

3	16	8960861	盛大游戏	2010-12-16	2011-12-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Book cover

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
4	25	8960925	盛大游戏	2010-12-16	2012-02-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Waterproof garment, hat(on head),socks, glove(garment),scarf, baby textile nappy, and gym suit

5	9	8968931	SHANDAGAMES	2010-12-20	2012-12-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software), computer, TV game interactive remote controller, game machine connected to external display screen or monitor ,recreational device, cartoon and disc connected to external display screen or monitor

6	16	7686355	SHANDAGAMES	2009-09-10	2011-06-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Paper, paper or paperboard-made billboard, kraft paper, staple, pen, magazine(periodical)

7	16	7686359	WEAREGAMES	2009-09-10	2010-12-14	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road ,Pudong New District, Shanghai	Paper, paper or paperboard-made billboard, stationery, album, kraft paper, poster, staple, pen, magazine (periodical),picture

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
8	16	7686363	SHANDAGAMESG	2009-09-10	2011-06-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road ,Pudong New District, Shanghai	Paper or paperboard-made billboard, kraft paper, staple, pen, magazine(periodical)

9	16	7626923	SHANDAGAMESG	2009-08-18	2010-11-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Paper or paperboard-made billboard, stationery, album, kraft paper, poster, staple, pen, magazine (periodical),picture

10	16	8960876	SHANDAGAMES	2010-12-16	2012-02-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Writing tool, book cover

11	25	7686354	SHANDAGAMES	2009-09-10	2011-11-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A ,No. 625, Zhangjiang Road, Pudong New District, Shanghai	Socks, glove(garment)

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
12	25	7686364	SHANDAGAMESG	2009-09-10	2011-10-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Socks, glove(garment)

13	25	7626922	SHANDAGAMESG	2009-08-18	2012-10-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Socks, glove(garment)

14	25	8960941	SHANDAGAMES	2010-12-16	2012-02-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Socks, glove(garment)

15	25	7686360	WEAREGAMES	2009-09-10	2011-04-07	SNDA Computer (Shanghai) Co. ,Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Garment, waterproof garment, shoes(things worn by feet),hat(on head),socks, glove(garment),scarf, baby textile nappy, football shoes, and gym suit

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
16	28	7626925	SHANDAGAMESG	2009-08-18	2013-02-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Non-game machine connected to external display screen or monitor, pressure gauge, conjuring apparatus, electric playing car, toy, chess game, paper card, balls for sports activities, chute board, decoration for Christmas Tree(except lighting articles and candy)

17	28	8960996	SHANDAGAMES	2010-12-16	2012-11-14	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Toy, house-building toy, toy baby, plush toy, jigsaw toy, toy watch, rubber mud, poker, Christmas tree candlestick, declaration for Christmas tree(except light-fixture and candy)

18	35	7686357	SHANDAGAMES	2009-09-10	2011-07-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, on-line advertisement on data communication network, employment agency, business information agency, import & export agency, advertisement propagation, business area relocation (providing information),computer document management, accounting, vending machine lease

19	35	7686367	SHANDAGAMESG	2009-09-10	2011-07-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, online advertisement on data communication network, employment agency, business information agency, import & export agency, advertisement propagation, business area relocation (providing information),computer document management, accounting ,vending machine lease

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
20	35	8963305	SHANDAGAMES	2010-12-17	2012-01-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement propagation, advertisement publicizing handbook publishing, advertisement, advertisement publicizing, online advertisement on data communication network, business management assistance, business information agency, providing consumers with business information and proposals(consumer proposal institution),import & export agency, computer database information systematization

21	35	7626921	SHANDAGAMESG	2009-08-18	2011-07-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, online advertisement on data communication network, employment agency, business information agency, import & export agency, advertisement propagation, business area relocation (providing information),computer document management, accounting, vending machine lease

22	35	7686361	WEAREGAMES	2009-09-10	2011-07-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, online advertisement on data communication network, employment agency, business information agency, import & export agency, advertisement propagation, business area relocation (providing information),computer document management, accounting, vending machine lease

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
23	38	7686352	WEAREGAMES	2009-09-10	2011-05-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	TV broadcasting, e-mail, telecommunication information, bulletin board service (communication service),TV broadcasting, cable TV broadcasting, providing Internet chat room, teleconference service, providing Internet chat room.

24	42	7686353	SHANDAGAMES	2009-09-10	2011-10-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Painting, calligraphy and engraving art design, indoor decoration design

25	42	7686368	SHANDAGAMESG	2009-09-10	2011-10-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Painting, calligraphy and engraving art design, indoor decoration design

26	42	7626924	SHANDAGAMESG	2009-08-18	2012-08-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Painting, calligraphy and engraving art design, indoor decoration design

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
27	42	8963405	SHANDAGAMES	2010-12-17	2014-04-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, painting, calligraphy and engraving art design, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, indoor decoration design, provision of Internet search engine

28	42	7686351	WEAREGAMES	2009-09-10	2011-01-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, painting, calligraphy and engraving art design, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, indoor decoration design, provision of Internet search engine

29	35	8963273	G	2010-12-17	2012-03-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer database information systematization

30	9	8968933	G	2010-12-20	2012-02-14	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, TV game interactive remote controller, game machine connected to external display screen or monitor ,recreational device, cartoon and disc connected to external display screen or monitor

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
31	16	8960852	G	2010-12-16	2011-12-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Comic books, presswork, post card, stationery, writing tool, drawing materials, office necessities except furniture, book cover, teaching materials(except instrument),printed publication

32	38	8963332	G	2010-12-17	2011-12-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	TV broadcasting, e-mail, telecommunication information, bulletin board service(communication service),cable TV broadcasting, providing Internet chat room, teleconference service

33	42	4659558	盛大热线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system analysis, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, packing design, model (industrial exterior design)

34	28	8960983	盛大游戏	2010-12-16	2013-01-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Toy, house-building toy, toy baby, plush toy, jigsaw toy, toy watch, rubber mud, Christmas tree candlestick, Christmas tree decoration (Except light-fixture and candy)

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
35	42	4659570	盛大在线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system analysis, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, packing design, model (industrial exterior design)

36	9	4659557	盛大在线	2005-05-16	2008-02-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer, computer game software, bulletin board, game machine connected to TV, slide show, integrated circuit, e-journal(downloadable),cartoon, disc, electronic tags for goods

37	9	4659565	盛大热线	2005-05-16	2008-02-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer, computer game software, bulletin board, game machine connected to TV, slide show, integrated circuit, e-journal(downloadable),cartoon, disc, electronic tags for goods

38	16	4659556	盛大在线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Book cover

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
39	16	4659564	盛大热线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Book cover

40	25	4659563	盛大热线	2005-05-16	2009-05-07	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Hat, socks, glove(garment),baby full-set garment, textile baby nappy, gym suit

41	25	4659575	盛大在线	2005-05-16	2009-05-07	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Hat, sock, glove(garment),baby full-set garment, textile baby nappy, gym suit

42	38	4659572	盛大在线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, computer-aided information and image transmission, e-mail, telecommunication information, telegraphic dispatch information, TV broadcast, cable TV broadcasting, telecommunication equipment lease, bulletin board service(communication service),providing global computer network user access service(service provider)

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
43	38	4659560	盛大热线	2005-05-16	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, computer-aided information and image transmission, e-mail, telecommunication information, telegraphic dispatch information, TV broadcast ,cable TV broadcasting, telecommunication equipment lease, bulletin board service(communication service),providing global computer network user access service( service provider)

44	35	4659573	盛大在线	2005-05-16	2009-04-07	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Business area relocation (providing information),vending machine lease

45	35	4659561	盛大热线	2005-05-16	2009-04-07	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Business area relocation (providing information),vending machine lease

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
46	28	4659562	盛大热线	2005-05-16	2009-03-07	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Toy, house-building toy, toy baby, plush toy, jigsaw toy, toy watch, rubber mud, Christmas tree candlestick, Christmas tree decoration

47	28	4659574	盛大在线	2005-05-16	2009-03-07	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Toy, house-building toy, toy baby, plush toy, jigsaw toy, toy watch, rubber mud, Christmas tree candlestick, Christmas tree decoration

48	42	4699435	盛大娱乐, STATION	2005-06-06	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, hosting computer station, providing instant connection service for data exchange between computer users

49	38	4701612	盛大娱乐, SDOS	2005-06-06	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, e-mail, telecommunication information, bulletin board service(communication service),TV broadcasting, cable TV, provide service to connect telecommunication with global computer network, teleconference service, providing global computer network user access service( service provider)

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
50	42	4701610	盛大娱乐, SDOS	2005-06-06	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, hosting computer网station, providing instant connection service for data exchange between computer users

51	35	4701608	盛大娱乐,STATION	2005-06-06	2009-06-28	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Business area relocation (providing information),vending machine lease

52	35	4701613	盛大娱乐, SDOS	2005-06-06	2010-12-28	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Business area relocation (providing information),vending machine lease

53	9	4701609	盛大娱乐, STATION	2005-06-06	2009-02-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, lap-top computer, game machine connected to TV, entertainment instrument used together with TV, cartoon, disc

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
54	9	4701614	盛大娱乐, SDOS	2005-06-06	2008-06-14	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Game machine connected to TV, entertainment instrument used together with TV, cartoon, disc

55	38	4699437	盛大娱乐, STATION	2005-06-06	2009-01-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, e-mail, telecommunication information, bulletin board service(communication service),TV broadcasting, cable TV, provide service to connect telecommunication with global computer network, teleconference service, providing global computer network user access service( service provider)

56	42	9820540	盛大传奇	2011-08-08	2012-10-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, painting, calligraphy and engraving art design, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, indoor decoration design, provision of Internet search engine

57	9	9836470	盛大传奇	2011-08-12	2014-01-21	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, TV game interactive remote controller, game machine connected to external display screen or monitor ,recreational device, cartoon and disc connected to external display screen or monitor

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Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
58	42	4765785	盛大富翁SNDAPPCHMAN	2005-07-08	2009-02-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system design, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, hosting computer网station, providing instant connection service for data exchange between computer users

59	38	4765787	盛大富翁SNDAPPCHMAN	2005-07-08	2009-02-21	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, e-mail, telecommunication information, bulletin board service(communication service),TV broadcasting, cable TV, providing service to connect telecommunication with global computer, teleconference service, providing global computer network user access service( service provider)

60	35	4765788	盛大富翁SNDAPPCHMAN	2005-07-08	2009-01-28	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, online advertisement on data communication network, on communication medium, lease advertisement space, business information agency, import & export agency, advertisement propagation, business area relocation (providing information),computer document management, accounting, vending machine lease

20

Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
61	9	4765789	盛大富翁SNDAPPCHMAN	2005-07-08	2008-05-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, lap-top computer, game machine connected to TV, entertainment instrument used together with TV, cartoon, disc

62	9	8063483	盛大彩虹帮助	2010-02-09	2012-12-14	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer software (transcribed),e-journal(downloadable),computer game software, computer program (downloadable software),computer, TV game interactive remote controller, game machine connected to external display screen or monitor ,recreational device, cartoon and disc connected to external display screen or monitor

63	42	4601998	盛大客服彩虹关怀	2005-04-14	2008-11-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer programming, computer software design, computer software maintenance, computer system analysis, computer software upgrade, computer hardware consultation, garment design, industrial exterior design, packing design, model (industrial exterior design)

64	38	4602000	盛大客服彩虹关怀	2005-04-14	2008-11-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer terminal communication, computer-aided information and image transmission, e-mail, telecommunication information, telegraphic dispatch information, TV broadcast ,cable TV broadcasting, telecommunication equipment lease, bulletin board service(communication service),providing global computer network user access service( service provider)

21

Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
65	38	8063484	盛大彩虹帮助	2010-02-09	2011-04-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	TV broadcasting, e-mail, telecommunication information, bulletin board service(communication service),TV broadcasting, cable TV broadcasting, providing Internet chat room, teleconference service, providing Internet chat room.

66	35	4602001	盛大客服彩虹关怀	2005-04-14	2010-07-07	Shanda Computer (Shanghai) Co. Ltd.	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Advertisement, online advertisement on data communication network, on communication medium, lease advertisement space, business information agency, import & export agency, employment agency, business area relocation (providing information),computer document management, accounting, vending machine lease

67	28	4602002	盛大客服彩虹关怀	2005-04-14	2009-03-07	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Toy, house-building toy, toy baby, plush toy, jigsaw toy, toy watch, rubber mud, Christmas tree candlestick, Christmas tree decoration

68	25	4602003	盛大客服彩虹关怀	2005-04-14	2009-04-07	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Hat, socks, glove(garment),baby full-set garment, textile baby nappy, gym suit

22

Sequence No.	Category	Registration No.	Trademark Name	Application Date	Registration Date	Applicant	Applicant Address	Goods for Use
69	16	4602004	盛大客服彩虹关怀	2005-04-14	2008-09-28	Shanda Computer (Shanghai) Co. Ltd. [2009.12.21 Period 1196, transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Comic books, presswork, postcard, stationery, writing tool, drawing materials, office necessities except furniture, book cover, teaching materials(except instrument),printed publication

70	9	4602005	盛大客服彩虹关怀	2005-04-14	2010-06-28	Shanda Computer (Shanghai) Co. Ltd. [2012.08.07, Period No. 1322 Transfer]	Room 712-A, No. 625, Zhangjiang Road, Pudong New District, Shanghai	Computer, computer game software, bulletin board, game machine connected to TV, slide show, integrated circuit-journal(downloadable),cartoon, disc, electronic tags for goods

23